Retirement Plans	12 Months Ended
Dec. 31, 2011
Retirement Plans [Abstract]
Retirement Plans

NOTE 15 RETIREMENT PLANS

International Paper sponsors and maintains the Retirement Plan of International Paper Company (the "Pension Plan"), a tax-qualified defined benefit pension plan that provides retirement benefits to substantially all U.S. salaried employees and hourly employees (receiving salaried benefits) hired prior to July 1, 2004, and substantially all other U.S. hourly and union employees who work at a participating business unit regardless of hire date. These employees generally are eligible to participate in the Pension Plan upon attaining 21 years of age and completing one year of eligibility service. U.S. salaried employees and hourly employees (receiving salaried benefits) hired after June 30, 2004 are not eligible to participate in the Pension Plan, but receive a company contribution to their individual savings plan accounts (see "Other U.S. Plans" on page 90). The Pension Plan provides defined pension benefits based on years of credited service and either final average earnings (salaried employees and hourly employees receiving salaried benefits), hourly job rates or specified benefit rates (hourly and union employees).

The Company also has two unfunded nonqualified defined benefit pension plans: a Pension Restoration Plan available to employees hired prior to July 1, 2004 that provides retirement benefits based on eligible compensation in excess of limits set by the Internal Revenue Service, and a supplemental retirement plan for senior managers (SERP), which is an alternative retirement plan for salaried employees who are senior vice presidents and above or who are designated by the chief executive officer as participants. These nonqualified plans are only funded to the extent of benefits paid, which totaled $19 million, $37 million and $35 million in 2011, 2010 and 2009, respectively, and which are expected to be $33 million in 2012.

Many non-U.S. employees are covered by various retirement benefit arrangements, some of which are considered to be defined benefit pension plans for accounting purposes.

OBLIGATIONS AND FUNDED STATUS

The following table shows the changes in the benefit obligation and plan assets for 2011 and 2010, and the plans' funded status. The U.S. combined benefit obligation as of December 31, 2011 increased by $731 million, principally as a result of a decrease in the discount rate assumption used in computing the estimated benefit obligation. U.S. plan assets decreased by $159 million, reflecting unfavorable investment results and benefit payments offset by a $300 million voluntary contribution in 2011.

	2011		2010
In millions	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans
Change in projected benefit obligation:
Benefit obligation, January 1	$9,824	$183	$9,544	$186
Service cost	121	2	116	3
Interest cost	544	12	541	12
Curtailments	0	0	0	(3)
Settlements	0	(2)	0	(14)
Actuarial loss	692	0	264	11
Acquisitions	0	4	0	0
Plan merger	5	0	0	0
Benefits paid	(631)	(9)	(646)	(7)
Restructuring	0	0	(2)	0
Plan amendments	0	0	7	0
Effect of foreign currency exchange rate movements	0	(7)	0	(5)
Benefit obligation, December 31	$10,555	$183	$9,824	$183
Change in plan assets:
Fair value of plan assets	$8,344	$156	$6,784	$150
Actual return on plan assets	152	4	1,019	21
Company contributions	319	12	1,187	8
Benefits paid	(631)	(9)	(646)	(7)
Settlements	0	(2)	0	(14)
Plan merger	1	0	0	0
Effect of foreign currency exchange rate movements	0	(6)	0	(2)
Fair value of plan assets, December 31	$8,185	$155	$8,344	$156
Funded status, December 31	$(2,370)	$(28)	$(1,480)	$(27)

Amounts recognized in the consolidated balance sheet:
Non-current asset	$0	$11	$0	$13
Current liability	(32)	(2)	(36)	(2)
Non-current liability	(2,338)	(37)	(1,444)	(38)
	$(2,370)	$(28)	$(1,480)	$(27)

Amounts recognized in accumulated other comprehensive income under ASC 715 (pre- tax):
Prior service cost	$156	$0	$183	$0
Net actuarial loss	4,453	10	3,412	1
	$4,609	$10	$3,595	$1

The components of the $1 billion and $9 million increase related to U.S. plans and non-U.S. plans, respectively, in the amounts recognized in OCI during 2011 consisted of:

In millions	U.S. Plans	Non- U.S. Plans
Current year actuarial (gain) loss	$1,253	$8
Amortization of actuarial loss	(212)	0
Current year prior service cost	4	0
Amortization of prior service cost	(31)	0
Settlements	0	1
	$1,014	$9

The accumulated benefit obligation at December 31, 2011 and 2010 was $10.3 billion and $9.6 billion, respectively, for our U.S. defined benefit plans and $171 million at both December 31, 2011 and 2010 for our non-U.S. defined benefit plans.

The following table summarizes information for pension plans with an accumulated benefit obligation in excess of plan assets at December 31, 2011 and 2010.

	2011		2010
In millions	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Projected benefit obligation	$10,555	$40	$9,824	$42
Accumulated benefit obligation	10,275	33	9,594	34
Fair value of plan assets	8,185	2	8,344	2

ASC 715, "Compensation – Retirement Benefits" provides for delayed recognition of actuarial gains and losses, including amounts arising from changes in the estimated projected plan benefit obligation due to changes in the assumed discount rate, differences between the actual and expected return on plan assets and other assumption changes. These net gains and losses are recognized prospectively over a period that approximates the average remaining service period of active employees expected to receive benefits under the plans (approximately 9 years as of December 31, 2011 for the U.S. plans) to the extent that they are not offset by gains in subsequent years. The estimated net loss and prior service cost that will be amortized from AOCI into net periodic pension cost for the U.S. plans during the next fiscal year are expected to be $303 million and $32 million, respectively.

NET PERIODIC PENSION EXPENSE

Service cost is the actuarial present value of benefits attributed by the plans' benefit formula to services rendered by employees during the year. Interest cost represents the increase in the projected benefit obligation, which is a discounted amount, due to the passage of time. The expected return on plan assets reflects the computed amount of current-year earnings from the investment of plan assets using an estimated long-term rate of return.

Net periodic pension expense for qualified and nonqualified U.S. defined benefit plans comprised the following:

	2011		2010		2009
In millions	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans
Service cost	$121	$2	$116	$3	$120	$4
Interest cost	544	12	541	12	537	12
Expected return on plan assets	(713)	(12)	(631)	(11)	(634)	(10)
Actuarial loss / (gain)	212	0	174	0	160	(2)
Amortization of prior service cost	31	0	31	0	30	0
Curtailment gain	0	0	0	(2)	0	(1)
Settlement gain	0	(1)	0	(2)	0	0
Net periodic pension expense (a)	$195	$1	231	$0	$213	$3

(a)

Excludes $83.2 million in 2009 of termination benefits, in connection with cost reduction programs and facility rationalizations, that were recorded in Restructuring and other charges in the consolidated statement of operations.

The decrease in 2011 pension expense reflects increased plan assets and higher than expected asset returns in 2010 partially offset by a decrease in the discount rate.

ASSUMPTIONS

International Paper evaluates its actuarial assumptions annually as of December 31 (the measurement date) and considers changes in these long-term factors based upon market conditions and the requirements for employers' accounting for pensions. These assumptions are used to calculate benefit obligations as of December 31 of the current year and pension expense to be recorded in the following year (i.e., the discount rate used to determine the benefit obligation as of December 31, 2011 was also the discount rate used to determine net pension expense for the 2012 year).

Major actuarial assumptions used in determining the benefit obligations and net periodic pension cost for our defined benefit plans are presented in the following table:

	2011		2010		2009
	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans
Actuarial assumptions used to determine benefit obligations as of December 31
Discount rate	5.10%	5.98%	5.60%	6.01%	5.80%	6.45%
Rate of compensation increase	3.75%	3.12%	3.75%	3.07%	3.75%	4.06%
Actuarial assumptions used to determine net periodic pension cost for years ended December 31
Discount rate	5.60%	6.01%	5.80%	6.45%	6.00%	6.37%
Expected long-term rate of return on plan assets	8.25%	7.79%	8.25%	8.20%	8.25%	8.88%
Rate of compensation increase	3.75%	3.07%	3.75%	4.06%	3.75%	3.81%

The expected long-term rate of return on plan assets is based on projected rates of return for current and planned asset classes in the plan's investment portfolio. Projected rates of return are developed through an asset/liability study in which projected returns for each of the plan's asset classes are determined after analyzing historical experience and future expectations of returns and volatility of the various asset classes. Based on the target asset allocation for each asset class, the overall expected rate of return for the portfolio is developed considering the effects of active portfolio management and expenses paid from plan assets. The discount rate assumption was determined from a universe of high quality corporate bonds. A settlement portfolio is selected and matched to the present value of the plan's projected benefit payments. To calculate pension expense for 2012, the Company will use an expected long-term rate of return on plan assets of 8.00%, a discount rate of 5.10% and an assumed rate of compensation increase of 3.75%. The Company estimates that it will record net pension expense of approximately $315 million for its U.S. defined benefit plans in 2012, with the increase from expense of $195 million in 2011 reflecting lower than expected asset returns in 2011 and a decrease in the discount rate and return on asset assumptions.

For non-U.S. pension plans, assumptions reflect economic assumptions applicable to each country.

The following illustrates the effect on pension expense for 2012 of a 25 basis point decrease in the above assumptions:

In millions	2012
Expense/(Income):
Discount rate	$27
Expected long-term rate of return on plan assets	21
Rate of compensation increase	(5)

PLAN ASSETS

International Paper's Board of Directors has appointed a Fiduciary Review Committee that is responsible for fiduciary oversight of the U.S. Pension Plan, approving investment policy and reviewing the management and control of plan assets. Pension Plan assets are invested to maximize returns within prudent levels of risk. The Pension Plan maintains a strategic asset allocation policy that designates target allocations by asset class. Investments are diversified across classes and within each class to minimize the risk of large losses. Derivatives, including swaps, forward and futures contracts, may be used as asset class substitutes or for hedging or other risk management purposes. Periodic reviews are made of investment policy objectives and investment manager performance. For non-U.S. plans, assets consist principally of common stock and fixed income securities.

International Paper's U.S. pension allocations by type of fund at December 31, and target allocations were as follows:

Asset Class	2011	2010	Target Allocations
Equity accounts	43%	49%	40% - 51%
Fixed income accounts	34%	31%	30% - 40%
Real estate accounts	11%	8%	7% - 13%
Other	12%	12%	9% - 18%
Total	100%	100%

The fair values of International Paper's pension plan assets at December 31, 2011 and 2010 by asset class are shown below. Plan assets included an immaterial amount of International Paper common stock at December 31, 2011 and 2010. Hedge funds disclosed in the following table are allocated equally between equity and fixed income accounts for target allocation purposes. Cash and cash equivalent portfolios are allocated to the types of account from which they originated. Commodities were transferred from significant unobservable inputs (Level 3) in 2010 to significant observable inputs (Level 2) in 2011 because the investments can be withdrawn in the near term at their net asset value.

Fair Value Measurement at December 31, 2011
Asset Class	Total	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
In millions
Equities – domestic	$1,889	$1,130	$758	$1
Equities – international	1,231	959	272	0
Common collective funds – fixed income	293		293	0
Corporate bonds	744	0	744	0
Government securities	983	0	983	0
Mortgage backed securities	124	0	124	0
Other fixed income	25	0	16	9
Commodities	213	0	213	0
Hedge funds	699	0	0	699
Private equity	473	0	0	473
Real estate	872	0	0	872
Derivatives	303	0	0	303
Cash and cash equivalents	336	2	334	0
Total Investments	$8,185	$2,091	$3,737	$2,357

Fair Value Measurement at December 31, 2010
Asset Class	Total	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
In millions
Equities – domestic	$1,921	$860	$1,057	$4
Equities – international	1,317	1,005	312	0
Common collective funds – fixed income	305	0	291	14
Corporate bonds	817	0	817	0
Government securities	936	0	936	0
Mortgage backed securities	194	0	194	0
Other fixed income	30	0	25	5
Commodities	264	0	30	234
Hedge funds	681	0	19	662
Private equity	415	0	0	415
Real estate	650	0	0	650
Derivatives	349	10	1	338
Cash and cash equivalents	465	5	460	0
Total Investments	$8,344	$1,880	$4,142	$2,322

Equity securities consist primarily of publicly traded U.S. companies and international companies and common collective funds. Publicly traded equities are valued at the closing prices reported in the active market in which the individual securities are traded. Common collective funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date.

Fixed income consists of corporate bonds, government securities, and common collective funds. Government securities are valued by third-party pricing sources. Mortgage backed security holdings consist primarily of agency-rated holdings. The fair value estimates for mortgage securities are calculated by third-party pricing sources chosen by the custodian's price matrix. Corporate bonds are valued using either the yields currently available on comparable securities of issuers with similar credit ratings or using a discounted cash flows approach that utilizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable, such as credit and liquidity risks. Common collective funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date.

Commodities consist of commodity-linked notes and commodity-linked derivatives. Commodities are valued at closing prices determined by calculation agents for outstanding transactions.

Hedge funds are investment structures for managing private, loosely-regulated investment pools that can pursue a diverse array of investment strategies with a wide range of different securities and derivative instruments. These investments are made through funds-of-funds (commingled, multi-manager fund structures) and through direct investments in individual hedge funds. Hedge funds are primarily valued by each fund's third party administrator based upon the valuation of the underlying securities and instruments and primarily by applying a market or income valuation methodology as appropriate depending on the specific type of security or instrument held. Funds-of-funds are valued based upon the net asset values of the underlying investments in hedge funds.

Private equity consists of interests in partnerships that invest in U.S. and non-U.S. debt and equity securities. Partnership interests are valued using the most recent general partner statement of fair value, updated for any subsequent partnership interest cash flows.

Real estate includes commercial properties, land and timberland, and generally includes, but is not limited to, retail, office, industrial, multifamily and hotel properties. Real estate fund values are primarily reported by the fund manager and are based on valuation of the underlying investments which include inputs such as cost, discounted cash flows, independent appraisals and market based comparable data.

Derivative investments such as futures, forward contracts, options, and swaps are used to help manage risks. Derivatives are generally employed as asset class substitutes (such as when employed within a portable alpha strategy), for managing asset/liability mismatches, or bona fide hedging or other appropriate risk management purposes. Derivative instruments are generally valued by the investment managers or in certain instances by third party pricing sources.

The fair value measurements using significant unobservable inputs (Level 3) at December 31, 2011 are as follows:

Fair Value Measurements Using Significant

Unobservable Inputs (Level 3)

In millions	Equities- Domestic	Fixed Income Common Collective Funds	Other Fixed Income	Comm- odities	Hedge Funds	Private Equity	Real Estate	Deriv- atives	Total
Beginning balance at December 31, 2010	$4	$14	$5	$234	$662	$415	$650	$338	$2,322
Actual return on plan assets:
Relating to assets still held at the reporting date	0	(3)	0	(11)	(4)	11	57	27	77
Relating to assets sold during the period	0	3	0	1	15	(6)	0	44	57
Purchases, sales and settlements	0	(14)	1	(27)	7	53	165	(107)	78
Transfers in and/or out of Level 3	(3)	0	3	(197)	19	0	0	1	(177)
Ending balance at December 31, 2011	$1	$0	$9	$0	$699	$473	$872	$303	$2,357

FUNDING AND CASH FLOWS

The Company's funding policy for the Pension Plan is to contribute amounts sufficient to meet legal funding requirements, plus any additional amounts that the Company may determine to be appropriate considering the funded status of the plans, tax deductibility, cash flow generated by the Company, and other factors. The Company continually reassesses the amount and timing of any discretionary contributions. Voluntary contributions totaling $300 million and $1.15 billion were made by the Company in 2011 and 2010, respectively. No contributions were made in 2009. Generally, International Paper's non-U.S. pension plans are funded using the projected benefit as a target, except in certain countries where funding of benefit plans is not required.

At December 31, 2011, projected future pension benefit payments, excluding any termination benefits, were as follows:

In millions
2012	$641
2013	637
2014	641
2015	649
2016	657
2017 – 2021	3,444

OTHER U.S. PLANS

International Paper sponsors the International Paper Company Salaried Savings Plan and the International Paper Company Hourly Savings Plan, both of which are tax-qualified defined contribution 401(k) savings plans. Substantially all U.S. salaried and certain hourly employees are eligible to participate and may make elective deferrals to such plans to save for retirement. International Paper makes matching contributions to participant accounts on a specified percentage of employee deferrals as determined by the provisions of each plan. For eligible employees hired after June 30, 2004, the Company makes Retirement Savings Account contributions equal to a percentage of an eligible employee's pay. From February 1, 2009 to December 31, 2010, matching contributions to the International Paper Salaried Savings Plan were made in Company stock. Beginning in January 2011, matching contributions to the International Paper Salaried Savings Plan were again made in the form of cash contributions. The Company also sponsors the International Paper Company Deferred Compensation Savings Plan, which is an unfunded nonqualified defined contribution plan. This plan permits eligible employees to continue to make deferrals and receive company matching contributions when their contributions to the International Paper Salaried Savings Plan are stopped due to limitations under U.S. tax law. Participant deferrals and company matching contributions are not invested in a separate trust, but are paid directly from International Paper's general assets at the time benefits become due and payable.

Company matching contributions to the plans totaled approximately $83 million, $87 million and $121 million for the plan years ending in 2011, 2010 and 2009, respectively.